UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

European Wax Center, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor
Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2023, at the annual meeting (the “Annual Meeting”) of stockholders of European Wax Center, Inc. (the “Company”), stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation (the “Charter Amendment”), to provide for the limitation of monetary liability of officers of the Company for breach of the duty of care in certain actions, as permitted by recent amendments to the General Corporation Law of the State of Delaware. The Charter Amendment had previously been approved by the Company's Board of Directors, subject to stockholder approval. On June 7, 2023, the Company filed a certificate of amendment to effect the changes set forth in the Charter Amendment with the Secretary of State of the State of Delaware.

The foregoing description of the Charter Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the certificate of amendment of the Company’s Amended and Restated Certificate of Incorporation, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each proposal voted upon at the Annual Meeting and the final voting results for each such proposal.

Proposal 1: Election of Directors

The stockholders of the Company elected the director nominees listed below to serve on the Company's Board of Directors as members of Class II for a term of three years. The results of the vote were as follows:

Name of Nominee	For	Withhold	Broker Non-Votes
Laurie Ann Goldman	47,776,082	414,759	11,321,810
Dorvin Lively	34,152,452	14,038,389	11,321,810
Nital Scott	47,935,356	255,485	11,321,810

Proposal 2: Ratification of the Company's Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ended January 6, 2024. The results of the vote were as follows:

For	Against	Abstain
59,481,936	1,424	29,291

Proposal 3: Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Limit Liability of Officers of the Company

The stockholders of the Company approved the Charter Amendment to provide for the limitation of monetary liability of officers of the Company for breach of the duty of care in certain actions. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
42,807,016	2,432,602	2,951,223	11,321,810

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EUROPEAN WAX CENTER, INC.

Date: June 9, 2023	By:	/s/ GAVIN M. O'CONNOR
Name: Gavin M. O'Connor
Title: Chief Legal Officer, Chief Human Resources Officer and Corporate Secretary

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